UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2007

                            ------------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

          California                                            46-0476193
        (State or other        (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

                     27710 Jefferson Avenue
                           Suite A100
                      Temecula, California                        92590
            (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 - Other Events.

         On July 23, 2007, Temecula Valley Bancorp Inc. announced by press release the adoption of a second stock repurchase program pursuant to which the Company may repurchase up to $10 million (approximately 606,060 shares) of its common stock. A copy of the press release is attached hereto as Exhibit 99.1.

         The information in this report is being furnished, not filed, pursuant to Section 18 of the Securities Exchange Act of 1934, as amended. Accordingly, the information in this report and Exhibit 99.1 of this report will not be incorporated by reference into any of our filings, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 - Financial Statements and Exhibits.

       (d)     Exhibits

               99.1     Press Release dated July 23, 2007


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TEMECULA VALLEY BANCORP INC.


         Date: July 23, 2007         By: /s/ STEPHEN H. WACKNITZ
                                         -------------------------------------
                                         Stephen H. Wacknitz
                                         Chief Executive Officer and President